Exhibit 24.1

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that each of UnionBanCal Corporation and the several undersigned officers and directors whose signatures appear below, hereby makes, constitutes and appoints David I. Matson, David A. Anderson, John H. McGuckin, Jr., and Morris W. Hirsch and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to prepare, execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned officer's and director's capacity or capacities as shown below, an Annual Report on Form 10-K for the year ended December 31, 2004, and all exhibits thereto and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, hereby ratifying and confirming all acts and things which said attorneys or attorney might do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, UnionBanCal Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned officers and directors, in the capacity or capacities noted, has hereunto set his or her hand as of the date indicated below.

                                          UNIONBANCAL CORPORATION



                             By     /S/ NORIMICH KANARI
                                -------------------------------------------
                                Name:  Norimichi Kanari
                               Title: President and Chief Executive Officer and Director

Dated:   March 8, 2005
      ---------------------


               SIGNATURE                                 TITLE
              ---------                                  -----

         /S/ AIDA M. ALVARAZ
---------------------------------------------
             Aida M. Alvarez                            Director


        /S/ DAVID R. ANDREWS
---------------------------------------------
            David R. Andrews                            Director


        /S/ L. DALE CRANDALL
---------------------------------------------
            L. Dale Crandall                            Director


        /S/ RICHARD D. FARMAN
---------------------------------------------
            Richard D. Farman                           Director


        /S/ STANLEY F. FARRAR
---------------------------------------------
            Stanley F. Farrar                           Director





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          /S/ PHILLIP B. FLYNN
---------------------------------------------
              Philip B. Flynn                           Director


       /S/ MICHAEL J. GILLFILLAN
---------------------------------------------
           Michael J. Gillfillan                        Director


        /S/ RICHARD C. HARTNACK
---------------------------------------------
            Richard C. Hartnack                         Director



---------------------------------------------
           Ronald L. Havner, Jr.                        Director


           /S/ MARY S. METZ
---------------------------------------------
               Mary S. Metz                             Director


          /S/ SHIGEMITSU MIKI
---------------------------------------------
              Shigemitsu Miki                           Director


        /S/ TAKAHIRO MORIGUCHI
---------------------------------------------
            Takahiro Moriguchi                          Director


         /S/ TAKASHI MORIMURA
---------------------------------------------
             Takashi Morimura                           Director


        /S/ J. FERNANDO NIEBLA
---------------------------------------------
            J. Fernando Niebla                          Director


          /S/ TETSUO SHIMURA
---------------------------------------------
              Tetsuo Shimura                            Director